Exhibit 99.3

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following tables present unaudited pro forma combined financial statements for Community Bancorp. and its Subsidiary, Community National Bank (the Company) and LyndonBank that has been prepared to give you a better picture of the possible financial position of the combined company. In presenting the pro forma balance sheet information, we assumed that the Company and LyndonBank had been merged as of the balance sheet date of September 30, 2007. In presenting the pro forma income statement information, we assumed that the Company and LyndonBank had been merged as of the period beginning on January 1, for each calendar period presented. This information is known as "pro forma" information and has been prepared by combining certain selected historical information about the Company and LyndonBank together. This pro forma information has been prepared for illustrative purposes only. For purposes of this pro forma presentation, it has been assumed that $26,717,823 in cash will be paid to LyndonBank shareholders in exchange for all of the issued and outstanding shares of LyndonBank common stock. You should not rely on this information as being indicative of the financial results the combined company would have had if the merger had already been completed or will have in the future. This information should be read in conjunction with the respective consolidated financial statements of the Company and LyndonBank, and the respective related notes.

     The following preliminary unaudited pro forma condensed combined balance sheet as of September 30, 2007 combines the September 30, 2007 balance sheets of the Company and LyndonBank assuming the merger was completed on September 30, 2007.

Preliminary Unaudited Pro Forma condensed Combined Balance Sheet

September 30, 2007	Community
	Bancorp. &		Pro Forma Adjustments			Pro Forma
	Subsidiary	LyndonBank	Debit	Credit		Combined

Assets
Cash and due from banks	$7,609,332	$8,058,116	$15,387,000	$26,717,823	(1)(2)	$4,336,625
Federal funds sold and overnight deposits	12,389,462	3,901,284				16,290,746
Investments held-to-maturity	29,431,718	0				29,431,718
Investments available-for-sale	25,074,048	24,330,330				49,404,378
Restricted equity securities	2,450,150	1,006,700				3,456,850
Loans held-for-sale	982,576	0				982,576
Gross loans	255,926,578	102,545,992	784,000	92,000	(3)(10)	359,164,570
Allowance for loan losses	(2,321,409)	(971,019)				(3,292,428)
Deferred loan fees-net	(490,826)	3,228				(487,598)
Net loans	253,114,343	101,578,201				355,384,544
Bank premises & equipment, net	12,072,266	4,538,247				16,610,513
Accrued interest	1,755,545	688,460				2,444,005
BOLI	0	3,526,604				3,526,604
Other assets	5,928,109	264,246	692,601	596,000	(11)(4)	6,288,956
Core deposit intangibles	0	0	4,161,000		(5)	4,161,000
Goodwill	0	0	8,754,608		(6)	8,754,608
Total assets	$350,807,549	$147,892,188				$501,073,123

Liabilities:
Deposits:
Non-interest bearing	$167,194,946	$17,087,005				$184,281,951
Interest bearing	134,843,845	96,775,251	702,000		(7)	230,917,096
	302,038,791	113,862,256				415,199,047
Repurchase agreements	14,212,876	6,562,000				20,774,876
Fed funds purchased/other advances	40,000	12,000,000				12,040,000
Capital lease obligations	0	950,287				950,287
Subordinated debentures	0	0		12,887,000	(1)	12,887,000
Accrued interest & other liabilities	2,653,456	286,051		1,919,980	(8)	4,859,487
Total liabilities	318,945,123	133,660,594				466,710,697

Common stock	11,481,838	653,400	653,400		(9)	11,481,838
Preferred stock	0	0		2,500,000	(1)	2,500,000
Additional paid-in capital	24,818,896	2,138,439	2,138,439		(9)	24,818,896
Retained earnings (deficit)	(1,749,560)	14,210,059	14,210,059		(9)	(1,749,560)
Treasury stock	(2,622,777)	(2,259,270)		2,259,270	(9)	(2,622,777)
Accumulated other comprehensive loss	(65,971)	(511,034)		511,034	(9)	(65,971)
Total shareholders' equity	31,862,426	14,231,594				34,362,426
Total liabilities & shareholders' equity	$350,807,549	$147,892,188				$501,073,123

(1)	Trust preferred securities and non-cumulative stock issued to fund a portion of the transaction.
(2)	Cash paid for transaction.
(3)	Loans estimated fair value adjustment will be amortized over the remaining life of the loan portfolio.
(4)	Estimated purchase accounting accruals related to legal, accounting, and investment banking fees associated with the merger transaction.
(5)	Core deposit intangible on transaction account at December 31, 2007 will be amortized over 10 years using an accelerated method.
(6)	Estimated goodwill as a result of the merger transaction, calculated as follows:

Cash at closing	$26,717,823
Acquisition costs	596,000
Net premium received from sale of branch	(600,601)
Total purchase price	26,713,222
Less shareholders' equity of LB 9/30/07	(14,231,594)
Equals Premium paid over book	12,481,628
Less core deposit intangible, adjusted for tax	(2,746,260)
Less: net Loan fair value adj., adjusted for tax	(517,440)
Less: net fair value of CDs, adjusted for tax	(463,320)
Goodwill	$8,754,608

(7)	Certificate of deposit fair value adjustment will be amortized over the remaining life of the CD portfolio.
(8)	Estimated deferred tax accrual related to fair value adjustment.
(9)	Under the purchase method of accounting, the equity accounts of LyndonBank are eliminated.
(10)	Fair value of loans sold on acquisition date.
(11)	Premium received on deposits sold on acquisition date.
Bank premises and equipment will be adjustment to fair value based on updated appraisals.

     The following preliminary unaudited pro forma condensed combined statement of income for the nine months ended September 30, 2007 combines the statements of income of the Company and LyndonBank assuming the merger was completed on January 1, 2007

For the Nine Months Ended September 30, 2007
	Community					Proforma
	Bancorp.		Proforma Adjustments			Combined
	& Subsidiary	LyndonBank	Debit	Credit		Company
Interest and dividend income
Loans, including fees	$14,406,502	$6,242,869	$147,000		(1)	$20,502,371
Investment income	1,639,471	1,101,739		21,943	(2)	2,763,153
Total interest and dividend income	16,045,973	7,344,608				23,265,524

Interest Expense:
Deposits	5,774,457	2,421,095	819,150		(3)	9,014,702
Other borrowings	331,330	658,473	871,318		(4)	1,861,121
Total interest expense	6,105,787	3,079,568				10,875,823
Net interest and dividend income	9,940,186	4,265,040				12,389,701
Provision for loan losses	122,500	30,000				152,500
Net interest and dividend income after
the provision for loan losses	9,817,686	4,235,040				12,237,201

Noninterest income:
Service charges on deposits accounts	1,031,526	417,865				1,449,391
Securities, gains, net	0	51,449				51,449
Gain on sales of loans	0	150				150
Increase in cash surrender value of bank
owned life insurance	0	94,783				94,783
Other income	1,676,660	336,151				2,012,811
Total noninterest income	2,708,186	900,398				3,608,584
Noninterest expense:
Salaries and employee benefits	4,771,326	2,337,317				7,108,643
Occupancy and equipment expense	1,776,935	1,269,999				3,046,934
Other operating expenses	3,004,450	1,049,866				4,054,316
Total noninterest expenses	9,552,711	4,657,182				14,209,893
Income before income taxes	2,973,161	478,256				1,635,892
Income tax (benefit) expense	512,850	55,721		617,279	(5)	(48,708)
Net income	$2,460,311	$422,535				$1,684,599

Net income per share of common stock	$0.56	$0.40				$0.39

Shares outstanding	4,357,565	1,058,132				4,357,565

     The following preliminary unaudited pro forma condensed combined statement of income for the year ended December 31, 2006 combines the statements of income of the Company and LyndonBank assuming the merger was completed on January 1, 2006

For the Year Ended December 31, 2006
			Proforma Adjustments			Proforma
						Combined
	Community	LyndonBank	Debit	Credit		Company
Interest and dividend income
Loans, including fees	$18,471,445	$7,355,319	$196,000		(1)	$25,630,764
Investment income	2,504,399	1,643,416		29,257	(2)	4,177,072
Total interest and dividend income	20,975,844	8,998,735				29,807,836

Interest Expense:
Deposits	6,684,827	2,574,733	1,092,200		(3)	10,351,760
Other borrowings	1,018,261	619,471	1,161,757		(4)	2,799,489
Total interest expense	7,703,088	3,194,204				13,151,249
Net interest and dividend income	13,272,756	5,804,531				16,656,587
Provision for loan losses	137,500	0				137,500
Net interest and dividend income after
the provision for loan losses	13,135,256	5,804,531				16,519,087

Noninterest income:
Service charges on deposits accounts	1,322,360	562,353				1,884,713
Securities, gains, net	56,875	0				56,875
Gain on sales of loans	0	11,040				11,040
Increase in cash surrender value of bank
owned life insurance	0	118,956				118,956
Other income	1,744,941	363,421				2,108,362
Total noninterest income	3,124,176	1,055,770				4,179,946
Noninterest expense:
Salaries and employee benefits	6,261,405	3,157,769				9,419,174
Occupancy and equipment expense	2,180,336	1,062,679				3,243,015
Other operating expenses	3,712,629	1,528,418				5,241,047
Total noninterest expenses	12,154,370	5,748,866				17,903,236
Income before income taxes	4,105,062	1,111,435				2,795,797
Income tax (benefit) expense	729,614	112,000		823,038	(5)	18,576
Net income	$3,375,448	$999,435				$2,777,221

Net income per share of common stock	$0.82	$0.95				$0.68

Average shares outstanding	4,097,577	1,057,591				4,097,577

Community Bancorp anticipates it will incur conversion and integration charges.  Community Bancorp further anticipates realizing cost savings from the consolidation of operational functions.  These adjustments are not included in these unaudited pro forma combined statements of income.

(1)	Loans estimated fair value adjustment will be amortized over the remaining life (4 years) of the loan portfolio.
(2)	Trust preferred security interest received on common securities as a result of the trust preferred securities issued to fund a portion of the transaction.
(3)
Amortization of core deposit intangible using a double-declining method over 10 years, and assuming the transaction closed on January 1, 2007.  A time deposit fair value adjustment is also being amortized over the average life (2.7 years) of the portfolio.

(4)	Interest on trust preferred securities issued ($12,887,000 x 7.56% annual rate) and interest on non-cumulative stock issued ($2,500,000 x 7.50%) to fund a portion of the transaction.
(5)	Tax effects of the pro forma adjustments.